STATEMENTS OF OPERATIONS (UNAUDITED) - USD ($)	3 Months Ended
	May 31, 2023	May 31, 2022
STATEMENTS OF OPERATIONS (UNAUDITED)
Revenue	$ 0	$ 0
OPERATING EXPENSES
General and administrative expenses	11,593	8,344
Total Operation expenses	(11,593)	(8,344)
Income (Loss) before provision for income taxes	(11,593)	(8,344)
Provision for income taxes	0	0
Net income (loss)	$ (11,593)	$ (8,344)
Income (loss) per common share:
Basic and Diluted	$ (0.00)	$ (0.00)
Weighted Average Number of Common Shares Outstanding:
Basic and Diluted	6,570,000	6,570,000